Exhibit 99(b)
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of First Southern Bancshares, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Roderick V. Schlosser, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

    The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
    To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered by the Report.

                                                                                        /s/ RODERICK V. SCHLOSSER
                                                                                        Mr. Roderick V. Schlosser
                                                                                        Executive Vice President and Chief Financial Officer
                                                                                        (Principal Financial Officer)

                                                                                        Date: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to First Southern Bancshares, Inc. and will be retained by First Southern Bancshares, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.